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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 20, 1997

                       MetLife Capital Funding Corp. III
     (originator of the MetLife Capital Equipment Loan Trust Series 1997-A)
        on behalf of MetLife Capital Equipment Loan Trust Series 1997-A
             (Exact name of registrant as specified in its charter)

          Delaware                              333-23405                     91-1788640
(State or other jurisdiction           (Commission File Number)           (I.R.S. Employer
     of incorporation)                                                   Identification No.)

                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
         (Former name or former address, if changed since last report.)

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        INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS  1 - 4  Not Applicable

ITEM 5 Attached, for the distribution date of August 20, 1997, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Report, filed as Exhibit 99.2.

ITEM      6   Not Applicable

ITEM      7   Exhibits

              List of Exhibits:

              Exhibit 99.1 Statement to Noteholders for the Distribution Date of August 20, 1997.

              Exhibit 99.2 Servicer Report for the Distribution Date of August 20, 1997.

ITEMS  8 - 9  Not Applicable



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 25, 1997


                                MetLife Capital Funding Corp. III

                                By:  /s/Linda Foley
                                    ---------------
                                   Linda Foley
                                   Vice President and Chief Accounting Officer

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Exhibit Index

        Exhibits

        Exhibit 99.1 Statement to Noteholders for the Distribution Date of August 20, 1997.

        Exhibit 99.2  Servicer Report for the Distribution Date of August 20,
                      1997.

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